Exhibit j

Consent of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees
Smith Barney Trust II:

We consent to the use of our report, incorporated herein by reference, dated December 16, 2005, for Smith Barney Capital Preservation Fund, a series of Smith Barney Trust II, as of October 31, 2005 and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Counsel and Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ KMPG

New York, New York
February 22, 2006

Consent of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees
Smith Barney Trust II:

We consent to the use of our report, incorporated herein by reference, dated December 16, 2005, for Smith Barney Capital Preservation Fund II, a series of Smith Barney Trust II, as of October 31, 2005 and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Counsel and Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ KMPG

New York, New York
February 22, 2006

Consent of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees
Smith Barney Trust II:

We consent to the use of our report, incorporated herein by reference, dated December 16, 2005, for Smith Barney Diversified Large Cap Growth Fund and Smith Barney Small Cap Growth Opportunities Fund, each a series of Smith Barney Trust II, as of October 31, 2005 and to the references to our firm under the headings “Financial highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ KMPG

New York, New York
February 22, 2006

Consent of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees
Smith Barney Trust II:

We consent to the use of our report, incorporated herein by reference, dated December 16, 2005, for Smith Barney Short Duration Municipal Income Fund, a series of Smith Barney Trust II, as of October 31, 2005 and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ KMPG

New York, New York
February 22, 2006